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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
                       ------------------------


                               FORM 8-K

                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                       ------------------------



DATE OF REPORT:   FEBRUARY 10, 1998

DATE OF EARLIEST EVENT REPORTED:    FEBRUARY 10, 1998


                   GULFSTREAM AEROSPACE CORPORATION
        (Exact name of registrant as specified in its charter)


            DELAWARE                     1-8461             13-3554834
(State or other jurisdiction        (Commission File    (I.R.S. Employer
of incorporation or organization)       Number)        Identification Number)

                             P.O. BOX 2206
                          500 GULFSTREAM ROAD
                     SAVANNAH, GEORGIA 31402-2206
               (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (912) 965-3000



Item 5.   Other Events.
          ------------

     On February 10, 1998, the registrant issued the press release filed as
Exhibit 99.2 hereto.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------


               Exhibit        Description
               -------        -----------

               99.1 Cautionary Statement for Purposes of the Safe Harbor Provisions of the Private Securities Reform Act of 1995

               99.2           Press Release issued February 10, 1998



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


     Dated:  February 10, 1998.


                                       GULFSTREAM AEROSPACE CORPORATION


                                       By:     /s/ Chris A. Davis
                                          -----------------------------
                                          Chris A. Davis
                                          Executive Vice President and
                                          Chief Financial Officer



                               EXHIBIT INDEX



               Exhibit        Description
               -------        -----------

               99.1 Cautionary Statement for Purposes of the Safe Harbor Provisions of the Private Securities Reform Act of 1995

               99.2           Press Release issued February 10, 1998